Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated May 31, 1997)

Banc One Auto Grantor Trust 1997-A

Interest Period June 20, 2001 through July 19, 2001

Collection Period June 1, 2001 through June 30, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President